UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (As Permitted by Rule 14A-6(e)(2))

|_| Definitive Proxy Statement

| | Definitive Additional Materials

|X| Soliciting Material Pursuant to ss.240.14a-12


                            LUCENT TECHNOLOGIES INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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


On August 18, 2006, Lucent Technologies Inc. included the following information in LT Today, an internal electronic publication for employees:

1. I READ IN A NEWS ARTICLE THAT BASED ON AN ANALYSTS' REPORT LUCENT HAS A PENSION FUNDING GAP OF $5 BILLION AND THAT THIS MAY CAUSE SHAREHOLDERS OF ALCATEL TO VOTE "NO" AS THE MARKET VALUE OF LUCENT WOULD BE LESS?


First and foremost, let me point out that Lucent's pension plans remain well funded under the federally mandated ERISA rules. That means that there are more than enough dollars to provide for every liability expected under the pension plan using the rules the U.S. Congress has set out, and we are not required to make any contributions to our U.S. pension plan. Our plans, as measured by Generally Accepted Accounting Principles (GAAP), have about $34 billion in assets -- more than enough to cover the $31.3 billion in liabilities, as of September 30, 2005.

Second, the analyst report to which you refer alleges that if Lucent employed Alcatel's assumptions for calculating the assets and liabilities of its pension, then there would be a pension funding gap. It is irrelevant and inappropriate to apply Alcatel's pension assumptions to Lucent's pension plan, given the demographics of the plan participants and the duration of the obligations -- the length of time we typically provide pension benefits for participants -- of Lucent's plan differs from that of Alcatel's plan.

Lucent takes its obligations to retirees seriously and manages its pension assets prudently. It employs appropriate, even conservative, assumptions in determining the assets and liabilities of its pension plans.

We continue to make excellent progress towards the successful completion of the merger including clearing several major regulatory hurdles. We are on track and remain confident the deal will close by the end of the calendar year.

Both companies continue to receive positive support from customers for the pending merger and integration planning is well-advanced as evidenced by our recent personnel announcements.

We intend to hit the ground running when the merger is completed and continue to be confident about achieving the stated synergies over the time frames previously disclosed. (8-17-06)

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005, as amended, as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

WHERE TO FIND ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4"), which includes a definitive proxy statement/prospectus, dated August 4, 2006, relating to the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.